May 5 , 2016 First Quarter 2016 Earnings Call

Safe Harbor Statement F O R W A R D - L O O K I N G S T A T E M EN T S This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2015, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the concentration of credit risks we are exposed to; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to successfully implement new strategies and to diversify our business into new asset classes; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage loans and successfully securitize the mortgage loans we acquire; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; the state of commercial real estate markets and our ability to acquire or originate commercial real estate loans or related assets; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2

Financial Summary(1) QUARTERLY F INANCIAL RESULTS • Core Earnings(2) of $71.8 million, or $0.21 per share • Comprehensive Loss of $67.6 million, or $0.19 per share • Total return on book value of (1.8%)(3) – Cash dividend of $0.23 per share • Repurchased 8.0 million shares of common stock – Average purchase price of $7.64 per share – 2.3% of common shares outstanding at December 31, 2015 – Accretive to book value 3 (1) Except as otherwise indicated in this presentation, reported data is as of or for the period ended March 31, 2016. (2) Core Earnings is a non-GAAP measure. Please see Appendix slide 17 of this presentation for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. (3) See Appendix slide 14 for calculation of Q1-2016 return on book value.

Business Overview COMMERCIAL REAL ESTATE • Closed on three assets with an aggregate carrying value of $98.3 million • Opportunity attractive MORTGAGE SERVIC ING RIGHTS • Portfolio of $55.3 billion in unpaid principal balance (UPB) • Added four MSR flow sellers • Closed bulk MSR acquisition MORTGAGE LOAN CONDUIT • Sponsored two securitizations totaling approximately $628 million UPB 4

Market and Policy Update MACRO CONSIDERATIONS • Interest rates fell as Fed commentary expressed caution • Home price appreciation continued – CoreLogic Home Price Index up 6.7% on rolling 12-month basis(1) • Stable employment data – Unemployment rate remained low; 5.0% in March 2016(2) – Labor force participation improving POLICY MATTERS • Remain actively engaged with a variety of parties in Washington, D.C. – FHFA ruling – Credit risk transfer – Private label securitization market – Role of private capital in mortgage market 5 (1) Source: CoreLogic Home Price Index rolling 12-month change as of March 2016. (2) Source: U.S. Bureau of Labor Statistics.

(Dollars in millions, except per share data) Q4-2015 Book Value Q4-2015 Book Value per share Q1-2016 Book Value Q1-2016 Book Value per share Beginning stockholders’ equity $3,772.7 $10.30 $3,576.6 $10.11 GAAP Net Income: Core Earnings, net of tax 72.1 71.8 Realized gains, net of tax 15.1 25.5 Unrealized mark-to-market gains (losses), net of tax 123.5 (186.2) Other comprehensive income (loss) (213.9) 21.3 Dividend declaration (92.0) (79.9) Other 1.7 2.8 Balance before capital transactions 3,679.2 3,431.9 Repurchase of common stock (102.7) (61.3) Issuance of common stock, net of offering costs 0.1 0.1 Ending stockholders’ equity $3,576.6 $10.11 $3,370.7 $9.70 Book Value 6 Q1-2016 Comprehensive Loss of $67.6 million Declared Q1-2016 dividend of $0.23 per share Share repurchases accretive to book value by $0.06 per share in Q4-2015; $0.05 per share in Q1-2016

(Dollars in millions) Q4-2015 Q1-2016 Variance ($) Variance (%) Interest income $133.6 $130.8 ($2.8) (2.1%) Interest expense $36.6 $41.4 ($4.8) (13.1%) Net interest income $97.0 $89.4 ($7.6) (7.9%) Loss on swaps and swaptions ($12.6) ($6.2) $6.4 50.7% Gain on other derivatives $6.0 $5.4 ($0.6) (10.9%) Servicing income, net of amortization on MSR $16.8 $17.9 $1.1 (6.8%) Other $1.4 $1.3 ($0.1) (4.2%) Total other income $11.6 $18.4 $6.8 n/a Expenses $35.8 $34.3 $1.5 4.6% Income taxes $0.7 $1.7 ($1.0) n/a Core Earnings(1) $72.1 $71.8 ($0.3) (0.4%) Basic and diluted weighted average Core EPS $0.20 $0.21 $0.01 5.0% Core Earnings Summary (1) 7 Q1-2016 F INANCIAL HIGHLIGHTS (1) Core Earnings is a non-GAAP measure. Please see Appendix slide 17 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. • Net interest income down modestly quarter-over- quarter ― Increased leverage on Agency RMBS ― Growth in commercial real estate assets, partially offset by increased financing • Lower swap costs driven by increases in LIBOR and reduction in average notional swaps • Servicing income increased $1.1 million quarter- over-quarter ― Growth in MSR portfolio due to flow and bulk purchases ― Amortization (runoff) consistent with prior quarter • Other operating expenses decreased $1.2 million quarter-over-quarter ― Percentage of average equity consistent with prior quarter

Financing Profile 8 FINANCING FOR COMMERCIAL REAL ESTATE ASSETS • Increased financing capabilities and flexibility • Two $250 million financing facilities currently in place; one facility added in the first quarter • Debt-to-equity of 1.3x(1) FEDERAL HOME LOAN BANK OF DES MOINES • Outstanding secured advances of $4.0 billion • Average borrowing rate of 0.59% REPURCHASE AGREEMENTS • Focused on diversification and financial stability across repo counterparties • Outstanding borrowings of $6.2 billion with 20 active counterparties; 30 total counterparties • Repo markets functioning normally; continue to ladder repo maturities • Subsequent to quarter-end, added a direct lending counterparty (1) Defined as total borrowings to fund commercial real estate assets divided by total equity in investments.

Portfolio Performance and Hedging 9 Q1-2016 PERFORMANCE HIGHLIGHTS (1) “Legacy” non-Agency RMBS includes non-Agency bonds issued up to and including 2009. “New issue” non-Agency RMBS includes bonds issued after 2009. (2) Cost of funds includes interest spread expense associated with the portfolio's interest rate swaps. (3) Defined as total borrowings to fund RMBS, residential mortgage loans held-for-sale, commercial real estate assets and Agency Derivatives, divided by total equity. NET INTEREST MARGIN BENEFIT FROM HIGHER Y IELDING ASSETS RATES • Increased Agency exposure due to wider spreads • Strong Interest-Only and MSR performance CREDIT • Continued to sell lower yielding Legacy non-Agency bonds COMMERCIAL • Initial holdings performed well; opportunity remains attractive HEDGING • Increased leverage while maintaining low interest rate exposure • Debt-to-equity of 3.0x at March 31, 2016, up from 2.5x at December 31, 2015(3) Q1-2016 PORTFOLIO METRICS Three Months Ended Dec. 31, 2015 Mar. 31, 2016 Annualized portfolio yield during the quarter 4.56% 4.58% Rates Agency RMBS, Agency Derivatives and MSR 3.8% 3.7% Credit Non-Agency RMBS, Legacy(1) 8.4% 8.6% Non-Agency RMBS, New issue(1) 4.0% 4.3% Net economic interest in securitization trusts 4.6% 4.8% Prime jumbo residential mortgage loans 4.0% 4.1% Commercial 6.0% 6.4% Annualized cost of funds on average repurchase and advance balance during the quarter(2) 1.30% 1.21% Annualized interest rate spread for aggregate portfolio during the quarter 3.26% 3.37%

HISTORICAL CAPITAL ALLOCATION PORTFOLIO COMPOSITION (1) Portfolio Composition 10 $12.2 BILLION PORTFOLIO AS OF MARCH 31, 2016 (1) For additional detail on the portfolio, see Appendix slides 18-24. (2) Commercial consists of senior and mezzanine commercial real estate debt and related instruments. (3) MSR includes Ginnie Mae buyout residential mortgage loans. (4) Assets in “Rates” include Agency RMBS, Agency Derivatives, MSR and Ginnie Mae buyout residential mortgage loans. (5) Assets in “Credit” include non-Agency RMBS, prime jumbo residential mortgage loans, net economic interest in securitization trusts and credit sensitive residential mortgage loans. Rates(3) $10,766 Commercial(2) $0.74b Sept 30, 2015 Dec 31, 2015 Mar 31, 2016 Rates(4) Agency 41% 35% 43% MSR 12% 14% 13% Credit(5) Non-Agency 30% 27% 22% Conduit 13% 16% 11% Commercial 4% 8% 11% INCREASED CAPITAL ALLOCATION TO AGENCY RMBS AND COMMERCIAL ASSETS Agency $8.17b MSR(3) $0.51b Non-Agency $1.58b Conduit $1.22b Rates(4) $8.68b Credit(5) $2.80b Commercial $0.74b

• Aggregate portfolio carrying value of $744.3 million at March 31, 2016 ― Fourteen senior and six mezzanine assets • Weighted average initial loan-to-value (LTV) of 72.9%; weighted average spread of LIBOR plus 496 basis points • Anticipate capital allocation in 2016 to exceed initial target of $500 million • Closed on additional two assets subsequent to quarter-end totaling approximately $125 million Commercial Real Estate Update 11 PORTFOLIO BY PROPERTY TYPE PORTFOLIO BY LOAN TYPE 41.7% 25.0% 22.3% 11.0% Office Retail Multifamily Hotel 80.0% 20.0% Senior Mezzanine

MSR and Conduit Update(1) 12 (1) Data for the three months ended March 31, 2016, except where noted. (2) Gross yield includes servicing income, net of sub-servicing expense and amortization. (3) Total investors considers only new issue buyers. MORTGAGE SERVICING RIGHTS • 10 active flow sale relationships • Flow MSR volume has increased significantly; anticipate near- term volumes of $1.5-2.0 billion/month • Added $3.4 billion from flow sale arrangements and $1.6 billion from bulk acquisition • Gross yields strong at 8.1%(2) FLOW MSR SUMMARY $0.4b $0.4b $0.3b $2.0b $3.4b $0.0 $1.0 $2.0 $3.0 $4.0 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 U P B ( $ b ) MSR Flow Acquisitions • Sponsored ABMT 2016-1 and ABMT 2016-2, totaling $628 million UPB • Significant issuer in private label securities market – Broad investor interest and participation; over 55 different investors in program since inception(3) • Retained interests in securitization trusts declining due to sales of previously retained AAA bonds MORTGAGE LOAN CONDUIT

Appendix

Return on Book Value 14 (1) Return on book value for three-month period ended March 31, 2016 is defined as the decrease in book value from December 31, 2015 to March 31, 2016 of $0.41 per share, plus dividends declared of $0.23 per share, divided by December 31, 2015 book value of $10.11 per share. Return on book value Q1-2016 (Per share amounts, except for percentage) Book value at December 31, 2015 $10.11 Book value at March 31, 2016 9.70 Decrease in book value (0.41) Dividends declared in Q1-2016 0.23 Return on book value Q1-2016 ($0.18) Percent return on book value Q1-2016(1) (1.8%)

$88.9 $2.7 ($92.8) ($3.2) ($67.6) 8.7% 0.3% (9.4%) (0.3%) (7.8%) -10% -5% 0% 5% 10% 15% ($150) ($100) ($50) $0 $50 $100 $150 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Comp. Income ($M) Comp. Income ROAE (%) $11.08 $10.81 $10.30 $10.11 $9.70 $0.26 $0.26 $0.26 $0.26 $0.23 $6.00 $9.00 $12.00 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Book Value ($) Dividend Declared ($) DIV IDENDS (1) Financial Performance 15 COMPREHENSIVE INCOME (LOSS) BOOK VALUE AND DIV IDEND PER SHARE (1) GAAP NET INCOME (LOSS) (1) Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company’s common stock is calculated based on the closing price of the last trading day of the relevant quarter. $0.26 $0.26 $0.26 $0.26 $0.23 9.8% 10.7% 11.8% 12.8% 11.6% 0.0% 5.0% 10.0% 15.0% $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Dividend per Share ($) Dividend Yield (%) $94.8 $221.5 ($34.8) $210.7 ($88.9) $0.26 $0.60 ($0.09) $0.59 ($0.25) ($1.00) ($0.50) $0.00 $0.50 $1.00 ($250) ($125) $0 $125 $250 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 GAAP Net Inc. ($M) GAAP EPS ($)

Operating Performance (In millions, except for per share data) Core Earnings(1) Realized Gains Unrealized MTM Q4-2015 Financials Core Earnings(1) Realized Gains Unrealized MTM Q1-2016 Financials Interest income $133.6 $ - $ - $133.6 $130.8 $- $- $130.8 Interest expense 36.6 - - 36.6 41.4 - - 41.4 Net interest income 97.0 - - 97.0 89.4 - - 89.4 Net other-than-temporary impairment losses - - - - - - (0.7) (0.7) Gain (loss) on investment securities - 109.6 (9.7) 99.9 - 21.7 7.8 29.5 (Loss) gain on interest rate swaps and swaptions (12.6) (101.1) 156.2 42.5 (6.2) 30.6 (149.9) (125.5) Gain (loss) on other derivative instruments 6.0 (6.8) (1.3) (2.1) 5.4 6.3 4.4 16.1 Gain (loss) on residential mortgage loans held-for-sale - 3.6 (7.7) (4.1) - 1.1 9.7 10.8 Servicing income 32.8 - - 32.8 34.1 - - 34.1 (Loss) gain on servicing asset (16.0) - 12.8 (3.2) (16.2) - (85.2) (101.4) Other income (loss) 1.4 (2.0) (4.9) (5.5) 1.3 (2.2) 3.7 2.8 Total other (loss) income 11.6 3.3 145.4 160.3 18.4 57.5 (209.5) (133.6) Management fees & other operating expenses 35.8 2.0 - 37.8 34.3 4.2 - 38.5 Net income (loss) before income taxes 72.8 1.3 145.4 219.5 73.5 53.3 (210.2) (83.4) Income tax (benefit) expense 0.7 (13.8) 21.9 8.8 1.7 27.8 (24.0) 5.5 Net income (loss) $72.1 $15.1 $123.5 $210.7 $71.8 $25.5 ($186.2) ($88.9) Weighted average EPS $0.20 $0.04 $0.34 $0.59 $0.21 $0.07 ($0.53) ($0.25) 16 (1) Core Earnings is a non-GAAP measure. Please see Appendix slide 17 of this presentation for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information.

GAAP to Core Earnings Reconciliation (1) Reconciliation of GAAP to non-GAAP Information (In thousands, except for per share data) Three Months Ended December 31, 2015 Three Months Ended March 31, 2016 Reconciliation of net income (loss) to Core Earnings: Net income (loss) $210,706 ($88,930) Adjustments for non-core earnings: Gain on sale of securities and residential mortgage loans, net of tax (100,548) (16,749) Unrealized loss (gain) on securities and residential mortgage loans held-for-sale, net of tax 14,668 (14,103) Other-than-temporary impairment loss - 717 Unrealized (gain) loss on interest rate swaps and swaptions economically hedging investment portfolio, repurchase agreements and FHLB advances, net of tax (134,182) 134,942 Realized loss (gain) on termination or expiration of swaps and swaptions, net of tax 77,672 (9,586) Loss (gain) on other derivative instruments, net of tax 6,880 (9,393) Realized and unrealized loss (gain) on financing securitizations, net of tax 6,997 (1,478) Realized and unrealized (gain) loss on mortgage servicing rights, net of tax (11,342) 73,661 Securitization deal costs, net of tax 780 2,426 Change in representation and warranty reserve, net of tax 502 337 Core Earnings $72,133 $71,844 Weighted average shares outstanding 360,090,432 349,436,015 Core Earnings per weighted average share outstanding $0.20 $0.21 17 (1) Core Earnings is a non-GAAP measure that we define as GAAP net income, excluding impairment losses, realized and unrealized gains or losses on the aggregate portfolio, amortization of business combination intangible assets, reserve expense for representation and warranty obligations on MSR and certain upfront costs related to securitization transactions. As defined, Core Earnings includes interest income or expense and premium income or loss on derivative instruments and servicing income, net of estimated amortization on MSR. Core Earnings is provided for purposes of comparability to other peer issuers.

30-Year Fixed 3-3.5% 32.4% 30-Year Fixed 5% & above 7.5% IO & Inverse IO 4.6% Other 3.3% Hybrid ARMs 0.5% Rates: Agency RMBS Metrics 18 AGENCY RMBS CPR(1) AGENCY PORTFOLIO YIELDS AND METRICS (1) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives). (2) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. Portfolio Yield Realized Q4-2015 At Dec. 31, 2015 Realized Q1-2016 At Mar. 31, 2016 Agency yield 3.5% 3.4% 3.3% 3.1% Repo and FHLB costs 0.5% 0.6% 0.6% 0.7% Swap costs 0.8% 0.7% 0.4% 0.4% Net interest spread 2.2% 2.1% 2.3% 2.0% Portfolio Metrics Q4-2015 Q1-2016 Weighted average 3-month CPR(1) 10.3% 9.2% Weighted average cost basis(2) $108.1 $106.6 8.2% 9.0% 9.7% 10.3% 9.2% 0.0% 5.0% 10.0% 15.0% Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Agency RMBS CPR AGENCY PORTFOLIO COMPOSITION 30-Year Fixed 4-4.5% 51.7%

Rates: Agency RMBS 19 As of Mar. 31, 2016 Par Value ($M) Market Value ($M) % Lower Balance/HARP(1) Amortized Cost Basis ($M) Weighted Average Coupon Weighted Average Age (Months) 30-Year fixed 3.0-3.5% $2,529 $2,650 -% $2,639 3.5% 2 4.0-4.5% 3,863 4,220 81.2% 4,157 4.2% 32 ≥ 5.0% 538 610 73.7% 581 5.5% 86 6,930 7,480 51.8% 7,377 4.0% 26 Hybrid ARMs 34 37 -% 36 5.1% 145 Other 278 272 58.3% 256 4.1% 104 IOs and IIOs 3,721 378(2) 0.3% 356 3.7% 76 Total $10,963 $8,167 49.4% $8,025 4.0% 31 (1) Percent of securities with implicit or explicit prepayment protection, including lower loan balances (securities collateralized by loans less than or equal to $175K of initial principal balance) and HARP securities (pools that consist of borrowers who have refinanced through HARP, typically collateralized by loans with greater than greater than or equal to 80% LTV). (2) Represents market value of $220.6 million of IOs and $157.2 million of Agency Derivatives.

Rates: Mortgage Servicing Rights 20 As of Dec. 31, 2015 As of Mar. 31, 2016 Fair value ($M) $493.7 $446.2 Unpaid principal balance ($M) $51,386.1 $55,344.3 Weighted average coupon 3.9% 3.9% Original FICO score 751 751 Original LTV 73% 70% 60+ day delinquencies 1.1% 0.9% Net servicing spread 27.4 basis points 27.2 basis points Vintage: Pre-2009 2.6% 2.3% 2009-2012 47.3% 42.1% Post 2012 50.1% 55.6% Percent of MSR portfolio: Conventional 80.5% 82.7% Government FHA 14.5% 12.9% Government VA/USDA 5.0% 4.4%

Credit: Non-Agency RMBS Metrics 21 NON-AGENCY PORTFOLIO COMPOSITION NON-AGENCY PORTFOLIO YIELDS AND METRICS (1) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, total non-Agency RMBS excluding the company’s non-Agency interest-only portfolio would have been $53.89 at March 31, 2016. Portfolio Yield Realized Q4-2015 At Dec. 31, 2015 Realized Q1-2016 At Mar. 31, 2016 Non-Agency yield 7.8% 8.1% 8.3% 8.3% Repo and FHLB costs 2.0% 2.1% 2.5% 2.3% Swap costs 0.1% 0.1% 0.3% 0.3% Net interest spread 5.7% 5.9% 5.5% 5.7% NON-AGENCY RMBS CPR Non-Agency: Loan Type Q4-2015 Q1-2016 Sub-prime 68% 71% Option-ARM 8% 9% Prime 6% 6% Alt-A 4% 5% Other 14% 9% Portfolio Metrics Q4-2015 Q1-2016 Weighted average 3-month CPR 6.2% 5.3% Weighted average cost basis(1) $60.4 $58.2 5.1% 6.0% 6.9% 6.2% 5.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Non-Agency RMBS CPR

Credit: Non-Agency RMBS 22 As of March 31, 2016 Senior Bonds Mezzanine Bonds Total P&I Portfolio characteristics: Carrying value ($M) $1,172.3 $397.5 $1,569.8 % of non-agency portfolio 74.7% 25.3% 100.0% Average purchase price(1) $54.21 $69.98 $58.20 Average coupon 3.1% 2.4% 2.9% Weighted average market price(2) $72.50 $78.00 $73.82 Collateral attributes: Average loan age (months) 114 118 115 Average loan size ($K) $363 $307 $351 Average original Loan-to-Value 71.3% 69.6% 70.9% Average original FICO(3) 635 659 640 Current performance: 60+ day delinquencies 27.8% 18.9% 26.0% Average credit enhancement(4) 8.1% 19.7% 10.5% 3-Month CPR(5) 4.7% 9.4% 5.3% (1) Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, the average purchase price for senior, mezzanine and total non-Agency RMBS, excluding our non-Agency interest-only portfolio, would have been $49.86, $66.69 and $53.89, respectively. (2) Weighted average market price utilized current face for weighting purposes. (3) FICO represents a mortgage industry accepted credit score of a borrower. (4) Average credit enhancement remaining on our non-Agency RMBS portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral. (5) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.

Commercial Real Estate Assets (1) Cash coupon does not include origination or exit fees. (2) Yield includes net origination fees and exit fees, but does not include future fundings. (3) Initial LTV considers the original appraisal at the time of origination. (4) Stabilized LTV considers the prospective market value “as stabilized” which reflects the property's market value as of the time the property is projected to achieve stabilized occupancy. Stabilized occupancy is the occupancy level that a property is expected to achieve after the property is exposed to the market for lease over a reasonable period of time and at comparable terms and conditions to other similar properties. 23 Type Origination Date Principal Balance Book Value Cash Coupon(1) Yield(2) Original Term (Years) State Property Type Initial LTV(3) Stabilized LTV(4) Asset 1 Senior 12/15 120.0 118.9 L + 4.20% 5.91% 4 LA Retail 65.5% 60.0% Asset 2 Senior 09/15 105.0 104.4 L + 3.42% 4.76% 3 CA Retail 70.9% 66.9% Asset 3 Senior 11/15 76.6 76.0 L + 4.20% 5.80% 3 NY Office 66.4% 68.7% Asset 4 Mezzanine 11/15 59.4 59.4 L + 7.25% 7.81% 3 Multi-state Office 77.6% 77.5% Asset 5 Mezzanine 03/15 45.9 45.7 L + 6.75% 8.14% 2 Multi-state Hotel 70.3% 63.5% Asset 6 Senior 12/15 43.5 43.2 L + 4.05% 5.61% 3 TX Multifamily 81.2% 76.8% Asset 7 Senior 02/16 39.9 39.3 L + 4.30% 5.63% 3 TX Office 72.9% 70.4% Asset 8 Senior 12/15 39.2 38.9 L + 4.65% 6.43% 4 PA Office 74.5% 67.5% Asset 9 Senior 11/15 38.0 37.5 L + 4.55% 6.41% 4 MD Office 80.0% 64.5% Asset 10 Senior 03/16 33.8 33.6 5.11% 5.24% 10 NJ Office 74.9% 74.9% Asset 11 Senior 01/16 25.8 25.4 L + 4.80% 6.47% 3 IL Multifamily 82.8% 66.7% Asset 12 Senior 10/15 23.5 23.4 L + 3.60% 4.94% 4 NY Multifamily 73.4% 58.6% Asset 13 Senior 08/15 18.7 18.6 L + 4.05% 5.67% 3 FL Multifamily 85.0% 68.4% Asset 14 Mezzanine 08/15 17.0 17.0 L + 8.75% 10.06% 2 FL Hotel 71.9% 67.9% Asset 15 Senior 08/15 13.6 13.5 L + 5.25% 6.83% 3 FL Multifamily 76.3% 75.3%

Commercial Real Estate Assets (Continued) (1) Cash coupon does not include origination or exit fees. (2) Yield includes net origination fees and exit fees, but does not include future fundings. (3) Initial LTV considers the original appraisal at the time of origination. (4) Stabilized LTV considers the prospective market value “as stabilized” which reflects the property's market value as of the time the property is projected to achieve stabilized occupancy. Stabilized occupancy is the occupancy level that a property is expected to achieve after the property is exposed to the market for lease over a reasonable period of time and at comparable terms and conditions to other similar properties. (5) A variable rate per annum generating not less than a 13% internal rate of return on the principal balance of the loan, inclusive of the exit fee. 24 Type Origination Date Principal Balance Book Value Cash Coupon(1) Yield(2) Original Term (Years) State Property Type Initial LTV(3) Stabilized LTV(4) Asset 16 Senior 10/15 11.9 11.7 L + 4.99% 6.55% 3 MO Hotel 73.2% 57.8% Asset 17 Senior 09/15 11.0 10.9 L + 4.03% 5.39% 3 FL Multifamily 77.7% 76.9% Asset 18 Mezzanine 07/15 9.9 9.9 L + 12.25% 14.03% 3 PA Office 81.6% 79.6% Asset 19 Mezzanine 08/15 9.9 9.9 L + 9.50% 11.59% 5 GA Office 78.7% 66.4% Asset 20 Mezzanine 11/15 7.7 7.1 13.00%(5) 13.00% 10 NY Hotel 68.3% 43.7% Total/weighted Average $750.3 $744.3 L + 4.96% 6.37% 3.6 72.9% 67.5%

Repo and FHLB Financing(1) 25 (1) As of March 31, 2016. (2) Excludes FHLB membership and activity stock totaling $167.9 million. (3) Weighted average of 35 days to maturity. (4) Includes advances of $2.5 billion with original maturities of 20 years. Repo and FHLB Collateral(2) Repo FHLB Total ($M) Available-for-sale securities, at fair value $6,472.1 $2,984.6 $9,456.7 Derivative asset, at fair value 157.2 - 157.2 Residential mortgage loans held-for-sale, at fair value 31.7 291.5 323.2 Commercial real estate assets 245.5 421.3 666.8 Net economic interests in consolidated securitization trusts 274.7 780.2 1,054.9 $7,181.2 $4,477.6 $11,658.8 Repo Maturities(3) Amount ($M) Percent (%) Within 30 days $2,379.5 39.1% 30 to 59 days 2,117.7 34.8% 60 to 89 days 632.0 10.4% 90 to 119 days 196.8 3.2% 120 to 364 days 761.4 12.5% $6,087.4 100.0% FHLB Maturities Amount ($M) Percent (%) < 1 year $428.2 10.7% > 1 and ≤ 3 years 223.0 5.6% > 3 and ≤ 5 years 815.0 20.4% > 10 years(4) 2,533.8 63.3% $4,000.0 100.0%

Maturities Notional Amounts ($B) Average Fixed Pay Rate Average Receive Rate Average Maturity (Years) Payers Hedging Repo and FHLB Advances 2016 $1.7 0.462% 0.624% 0.5 2017 2.4 0.765% 0.620% 1.3 2018 0.3 0.984% 0.617% 1.8 2019 0.3 1.283% 0.623% 3.2 2020 and after 1.8 1.797% 0.622% 7.5 $6.5 1.013% 0.622% 3.0 Other Payers 2018 $4.2 1.298% 0.638% 2.3 2020 and after 1.2 2.164% 0.627% 4.8 $5.4 1.493% 0.635% 2.9 Maturities Notional Amounts ($B) Average Pay Rate Average Fixed Receive Rate Average Maturity (Years) Other Receivers 2018 $0.6 0.618% 1.440% 2.6 2019 0.5 0.621% 1.042% 2.8 2020 and after 2.4 0.624% 1.938% 6.1 $3.5 0.623% 1.728% 5.0 Interest Rate Swaps(1) 26 (1) As of March 31, 2016.

Interest Rate Swaptions(1) 27 (1) As of March 31, 2016. Option Underlying Swap Swaption Expiration Cost ($M) Fair Value ($M) Average Months to Expiration Notional Amount ($M) Average Pay Rate Average Receive Rate Average Term (Years) Purchase Contracts: Payer <6 Months $12.0 $3.7 3.7 $1,500 3.25% 3M LIBOR 10.0 >6 Months 126.3 7.9 40.4 4,500 3.69% 3M LIBOR 5.8 Total Payer $138.3 $11.6 27.5 $6,000 3.58% 3M LIBOR 6.8 Sale Contracts: Payer >6 Months ($81.2) ($1.6) 15.0 ($800) 3M LIBOR 3.44% 10.0 Total Payer ($81.2) ($1.6) 15.0 ($800) 3M LIBOR 3.44% 10.0